SUMMARY PROSPECTUS
Delaware VIP® U.S. Growth Series — Service Class

April 29, 2011

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 29, 2011, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP U.S. Growth Series seeks long-term capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.65%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.10%
	Total annual series operating expenses	1.05%
	Fee waivers and expense reimbursements1	(0.05%	)
	Total annual series operating expenses
	after fee waivers expense reimbursements	1.00%

1 The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2011 through April 30, 2012. These waivers may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$102
	3 years	$329
	5 years	$575
	10 years	$1,278

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 26% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in common stocks. The Series invests primarily in companies that its investment manager, Delaware Management Company (Manager or we), believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We focus on individual companies rather than on short-term movements in broad economic factors, such as interest rates and commodity prices. Using a bottom-up approach, we seek to select securities that we believe have large end-market potential (meaning the business addresses markets with a large potential client base and meaningful product demand), dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company’s ability to increase per-unit profitability as it grows (i.e., its “operational efficiencies”), management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock. We may sell a security if we no longer believe that security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.

Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. We may also invest up to 20% of the Series’ assets in debt securities and bonds. In addition, we may invest in convertible bonds, preferred stocks, and convertible preferred stocks, provided that these investments, when aggregated with the Series’ debt securities and bonds, do not exceed 35% of the Series’ assets. The Series may invest up to 20% of its net assets in securities of foreign issuers, including through American Depository Receipts (ADRs). We may also invest in futures and options to help meet the Series’ investment objectives.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates
Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Risk	Definition
Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Credit risk
The risk that a bond’s issuer will be unable to make timely payments of interest and principal. Investing in so-called “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Liquidity risk
The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them, which may prevent the Manager from disposing of securities at a favorable time or price during periods of infrequent trading of such securities.

HOW HAS THE DELAWARE VIP® U.S. GROWTH SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/institutional/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 15.32% for the quarter ended June 30, 2009 and its lowest quarterly return was -22.26% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years
Delaware VIP U.S. Growth Series – Service Class	13.54%	1.24%	-1.91%
Russell 1000® Growth Index	16.71%	3.75%	0.02%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Start date on
Portfolio managers	Title with Delaware Management Company	the Series
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer — Focus Growth Equity	April 2005
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	April 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	April 2005
Christopher M. Ericksen, CFA	Vice President, Portfolio Manager, Equity Analyst	April 2005

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Investment Company Act File No. 811-05162